UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 9, 2006

MECHANICAL TECHNOLOGY INCORPORATED
(Exact name of registrant as specified in its chapter)

NEW YORK	0-6890	14-1462255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 NEW KARNER ROAD, ALBANY, NEW YORK 12205 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (518) 533-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On November 9, 2006, Mechanical Technology Incorporated issued a press release announcing its financial results for the three and nine months ended September 30, 2006. The full text of Mechanical Technology Incorporated's press release is furnished as Exhibit 99.1 hereto.

This Current Report on Form 8-K and the exhibit hereto are furnished pursuant to Item 2.02 of Form 8-K and are not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT
No.	DESCRIPTION
99.1	Press release of Mechanical Technology Incorporated issued on November 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MECHANICAL TECHNOLOGY INCORPORATED

Date: November 9, 2006	By: /S/ CYNTHIA A. SCHEUER Name: Cynthia A. Scheuer
Title: Vice President, Chief Financial Officer and Secretary

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